Quarterly Holdings Report
for

Fidelity® International Credit Central Fund

March 31, 2021

ICF-QTLY-0521
1.9882756.104

Schedule of Investments March 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 52.0%
		Principal Amount(a)	Value
Argentina - 0.3%
YPF SA 4% 2/12/26 (b)(c)		$1,967,685	$1,594,809
Australia - 0.7%
AusNet Services Holdings Pty Ltd. 1.625% 3/11/81 (Reg. S) (d)	EUR	500,000	594,764
QBE Insurance Group Ltd. 6.75% 12/2/44 (Reg. S) (d)		2,200,000	2,447,500

TOTAL AUSTRALIA			3,042,264

Bailiwick of Jersey - 1.5%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	4,285,000	6,766,223
Cayman Islands - 0.7%
Alibaba Group Holding Ltd. 2.125% 2/9/31		200,000	190,284
Southern Water Services Finance Ltd. 1.625% 3/30/27 (Reg. S)	GBP	2,300,000	3,123,377

TOTAL CAYMAN ISLANDS			3,313,661

Denmark - 3.3%
Danske Bank A/S:
1% 5/15/31 (Reg. S) (d)	EUR	2,400,000	2,803,183
2.25% 1/14/28 (Reg. S) (d)	GBP	1,945,000	2,740,941
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (d)	EUR	7,230,000	8,522,879
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	697,000	832,085

TOTAL DENMARK			14,899,088

Finland - 0.5%
SATO Oyj 1.375% 2/24/28 (Reg. S)	EUR	1,750,000	2,117,174
France - 5.2%
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	1,100,000	1,389,375
Iliad SA:
0.625% 11/25/21 (Reg. S)	EUR	2,800,000	3,293,706
0.75% 2/11/24 (Reg. S)	EUR	3,400,000	3,988,831
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	2,600,000	2,933,365
2.125% 10/16/26 (Reg. S)	EUR	2,900,000	3,230,034
2.75% 4/13/23 (Reg. S)	EUR	6,200,000	7,282,271
Societe Generale:
4.25% 4/14/25 (c)		200,000	216,565
4.75% 11/24/25 (c)		975,000	1,082,682

TOTAL FRANCE			23,416,829

Germany - 2.8%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	2,215,000	2,488,876
Bayer AG 2.375% 4/2/75 (Reg. S) (d)	EUR	7,140,000	8,509,141
Deutsche Bank AG 0.75% 2/17/27 (Reg. S) (d)	EUR	1,300,000	1,516,180

TOTAL GERMANY			12,514,197

Greece - 0.2%
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (d)	EUR	750,000	829,579
Ireland - 5.0%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 6.5% 7/15/25		1,100,000	1,282,356
AIB Group PLC 1.875% 11/19/29 (Reg. S) (d)	EUR	3,985,000	4,747,607
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (d)	EUR	2,835,000	3,439,968
3.125% 9/19/27 (Reg. S) (d)	GBP	3,675,000	5,164,480
Cloverie PLC 4.5% 9/11/44 (Reg. S) (d)		6,507,000	6,995,025
Ryanair Ltd. 2.875% 9/15/25 (Reg. S)	EUR	700,000	890,889

TOTAL IRELAND			22,520,325

Italy - 2.8%
Aeroporti di Roma SPA 1.625% 2/2/29 (Reg. S)	EUR	450,000	528,282
Enel SpA 3.375% (Reg. S) (d)(e)	EUR	1,970,000	2,547,016
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (d)	EUR	4,305,000	5,144,193
6.572% 1/14/22 (c)		4,240,000	4,420,023

TOTAL ITALY			12,639,514

Luxembourg - 2.4%
ADO Properties SA 1.875% 1/14/26 (Reg. S)	EUR	4,800,000	5,534,956
Alpha Trains Finance SA 2.064% 6/30/30	EUR	2,534,000	3,105,701
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	610,000	724,921
1.75% 3/12/29 (Reg. S)	EUR	1,300,000	1,575,407

TOTAL LUXEMBOURG			10,940,985

Mexico - 1.9%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		690,000	764,606
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	159,000	186,751
6.5% 3/13/27		7,485,000	7,789,078

TOTAL MEXICO			8,740,435

Netherlands - 3.4%
CTP BV 0.625% 11/27/23 (Reg. S)	EUR	2,200,000	2,608,490
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (d)		4,625,000	5,168,438
Deutsche Annington Finance BV 5% 10/2/23 (c)		950,000	1,005,397
easyJet FinCo BV 1.875% 3/3/28 (Reg. S)	EUR	400,000	462,155
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	1,505,000	1,756,089
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	1,650,000	1,896,256
Wizz Air Finance Co. 1.35% 1/19/24 (Reg. S)	EUR	2,100,000	2,498,675

TOTAL NETHERLANDS			15,395,500

Spain - 0.5%
Cellnex Finance Co. SA 0.75% 11/15/26 (Reg. S)	EUR	1,800,000	2,097,646
Sweden - 0.9%
Akelius Residential Property AB 3.875% 10/5/78 (Reg. S) (d)	EUR	100,000	123,427
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	3,235,000	3,968,262

TOTAL SWEDEN			4,091,689

Switzerland - 2.1%
Credit Suisse Group AG:
4.194% 4/1/31 (c)(d)		2,000,000	2,175,648
6.5% 8/8/23 (Reg. S)		6,850,000	7,533,288

TOTAL SWITZERLAND			9,708,936

United Kingdom - 16.1%
Barclays PLC 2% 2/7/28 (Reg. S) (d)	EUR	850,000	1,022,330
BAT International Finance PLC 2.25% 6/26/28 (Reg. S)	GBP	3,450,000	4,746,011
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		15,082,000	16,115,684
InterContinental Hotel Group PLC:
3.375% 10/8/28 (Reg. S)	GBP	5,430,000	7,893,894
3.75% 8/14/25 (Reg. S)	GBP	250,000	371,668
John Lewis PLC 6.125% 1/21/25	GBP	4,681,000	7,210,887
Marks & Spencer PLC:
3.75% 5/19/26 (Reg. S)	GBP	1,700,000	2,419,811
4.5% 7/10/27 (Reg. S)	GBP	2,420,000	3,530,179
Rolls-Royce PLC:
3.375% 6/18/26	GBP	3,820,000	5,226,966
3.625% 10/14/25 (c)		2,345,000	2,353,841
5.75% 10/15/27 (Reg. S)	GBP	100,000	149,721
Royal Bank of Scotland Group PLC 3.622% 8/14/30 (Reg. S) (d)	GBP	650,000	954,062
Sage Group PLC 1.625% 2/25/31 (Reg. S)	GBP	500,000	667,515
SSE PLC 4.75% 9/16/77 (Reg. S) (d)		8,790,000	9,108,638
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	1,050,000	1,543,907
Tullow Oil PLC 6.25% 4/15/22 (Reg. S)		1,535,000	1,435,225
Virgin Money UK PLC:
3.125% 6/22/25 (Reg. S) (d)	GBP	1,400,000	2,008,936
5.125% 12/11/30 (Reg. S) (d)	GBP	1,500,000	2,267,520
Vodafone Group PLC:
2.625% 8/27/80 (Reg. S) (d)	EUR	1,350,000	1,635,180
6.25% 10/3/78 (Reg. S) (d)		2,055,000	2,265,638

TOTAL UNITED KINGDOM			72,927,613

United States of America - 1.7%
Ford Motor Credit Co. LLC:
2.748% 6/14/24	GBP	1,700,000	2,364,127
4.535% 3/6/25	GBP	550,000	808,410
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	480,000	603,590
MPT Operating Partnership LP/MPT Finance Corp. 2.5% 3/24/26	GBP	2,700,000	3,738,561

TOTAL UNITED STATES OF AMERICA			7,514,688

TOTAL NONCONVERTIBLE BONDS
(Cost $227,101,650)			235,071,155

U.S. Government and Government Agency Obligations - 0.3%
U.S. Treasury Obligations - 0.3%
U.S. Treasury Bonds:
2.5% 2/15/45 (f)		$59,000	$60,231
3% 5/15/47 (f)		297,000	332,431
U.S. Treasury Notes:
0.75% 3/31/26		750,000	743,496
2.625% 2/15/29 (f)		220,000	237,961
			1,374,119
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,324,141)			1,374,119

Foreign Government and Government Agency Obligations - 8.7%
Germany - 6.9%
German Federal Republic:
0% 11/15/27 (Reg. S)	EUR	$6,605,000	$8,025,690
0% 2/15/31 (Reg. S)	EUR	700,000	845,369
0% 5/15/35 (Reg. S)	EUR	18,585,000	21,968,761
2.5% 7/4/44	EUR	150,000	272,777

TOTAL GERMANY			31,112,597

United Kingdom - 1.8%
United Kingdom, Great Britain and Northern Ireland:
1.25% 10/22/41 (Reg. S)	GBP	1,500,000	2,030,283
1.75% 9/7/37 (Reg. S) (f)	GBP	3,005,000	4,448,424
1.75% 1/22/49(Reg. S) (f)	GBP	1,040,000	1,556,154
3.25% 1/22/44	GBP	200,000	377,127

TOTAL UNITED KINGDOM			8,411,988

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $40,901,825)			39,524,585

Preferred Securities - 28.6%
Australia - 1.3%
QBE Insurance Group Ltd.:
5.25% (Reg. S) (d)(e)		2,430,000	2,532,996
5.875% (c)(d)(e)		3,305,000	3,557,006

TOTAL AUSTRALIA			6,090,002

Canada - 0.9%
Bank of Nova Scotia:
4.65% (d)(e)		2,395,000	2,398,137
4.9% (d)(e)		1,380,000	1,467,119

TOTAL CANADA			3,865,256

Denmark - 0.1%
ORSTED A/S 1.5% 2/18/3021 (Reg. S) (d)	EUR	500,000	584,163
France - 3.7%
BNP Paribas SA 6.625% (Reg. S) (d)(e)		2,150,000	2,338,125
Danone SA 1.75% (Reg. S) (d)(e)	EUR	4,500,000	5,389,289
EDF SA 5.25% (Reg. S) (d)(e)		7,720,000	8,106,000
Societe Generale 7.875% (Reg. S) (d)(e)		800,000	887,120

TOTAL FRANCE			16,720,534

Germany - 2.5%
Bayer AG 2.375% 11/12/79 (Reg. S) (d)	EUR	9,500,000	11,335,611
Ireland - 0.5%
AIB Group PLC 6.25% (Reg. S) (d)(e)	EUR	1,620,000	2,130,194
Italy - 0.5%
Enel SpA 2.5% (Reg. S) (d)(e)	EUR	2,020,000	2,473,645
Luxembourg - 3.9%
Aroundtown SA 3.375% (Reg. S) (d)(e)	EUR	6,200,000	7,566,892
CPI Property Group SA 3.75% (Reg. S) (d)(e)	EUR	1,900,000	2,156,412
Eurofins Scientific SA 2.875% (Reg. S) (d)(e)	EUR	1,925,000	2,304,484
Grand City Properties SA 1.5% (Reg. S) (d)(e)	EUR	4,800,000	5,529,496

TOTAL LUXEMBOURG			17,557,284

Netherlands - 8.5%
AerCap Holdings NV 5.875% 10/10/79 (d)		4,550,000	4,680,608
AT Securities BV 5.25% (Reg. S) (d)(e)		750,000	788,438
Deutsche Annington Finance BV 4% (Reg. S) (d)(e)	EUR	2,000,000	2,405,442
Stichting AK Rabobank Certificaten 2.1878% (Reg. S) (d)(e)(g)	EUR	2,873,075	4,363,185
Telefonica Europe BV 2.625% (Reg. S) (d)(e)	EUR	4,200,000	5,023,847
Volkswagen International Finance NV:
2.5%(Reg. S) (d)(e)	EUR	495,000	590,227
2.7%(Reg. S) (d)(e)	EUR	13,000,000	15,702,453
3.875% (Reg. S) (d)(e)	EUR	3,700,000	4,739,001

TOTAL NETHERLANDS			38,293,201

Spain - 0.5%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (d)(e)	EUR	1,800,000	2,246,694
Sweden - 1.8%
Heimstaden Bostad AB 3.248% (Reg. S) (d)(e)	EUR	4,710,000	5,689,120
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (d)(e)	EUR	2,000,000	2,345,400

TOTAL SWEDEN			8,034,520

Switzerland - 1.9%
Credit Suisse Group AG 7.5% (Reg. S) (d)(e)		7,230,000	7,825,231
UBS Group AG 7% (Reg. S) (d)(e)		500,000	570,000

TOTAL SWITZERLAND			8,395,231

United Kingdom - 2.5%
Aviva PLC 6.125% (d)(e)	GBP	3,900,000	5,742,618
Barclays Bank PLC 7.625% 11/21/22		1,881,000	2,064,259
Barclays PLC 7.125% (d)(e)	GBP	200,000	310,191
HSBC Holdings PLC 6.375% (d)(e)		3,050,000	3,361,100

TOTAL UNITED KINGDOM			11,478,168

TOTAL PREFERRED SECURITIES
(Cost $123,450,730)			129,204,503
		Shares	Value

Money Market Funds - 8.1%
Fidelity Cash Central Fund 0.06% (h)
(Cost $36,740,913)		36,733,566	36,740,913

Purchased Swaptions - 0.1%
	Expiration Date	Notional Amount	Value
Put Options - 0.1%
Option with an exercise rate of 2.75% on a credit default swap with BNP Paribas S.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 35 Index expiring June 2026, paying 5% quarterly.	6/16/21	EUR 46,400,000	$571,339
TOTAL PURCHASED SWAPTIONS
(Cost $571,339)			571,339
TOTAL INVESTMENT IN SECURITIES - 97.8%
(Cost $430,090,598)			442,486,614
NET OTHER ASSETS (LIABILITIES) - 2.2%			10,088,330
NET ASSETS - 100%			$452,574,944

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	26	June 2021	$2,727,524	$(5,303)	$(5,303)
Eurex Euro-Bobl Contracts (Germany)	19	June 2021	3,009,758	(153)	(153)
Eurex Euro-Bund Contracts (Germany)	51	June 2021	10,243,863	(21,147)	(21,147)
Eurex Euro-Buxl 30 Year Bond Contracts (Germany)	23	June 2021	5,557,331	(106,216)	(106,216)
TME 10 Year Canadian Note Contracts (Canada)	148	June 2021	16,342,771	(427,554)	(427,554)
TOTAL BOND INDEX CONTRACTS					(560,373)
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	9	June 2021	1,986,539	(2,024)	(2,024)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	337	June 2021	41,585,273	(462,899)	(462,899)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	101	June 2021	15,613,969	(701,692)	(701,692)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	142	June 2021	20,403,625	(597,492)	(597,492)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	109	June 2021	19,752,844	(1,056,808)	(1,056,808)
TOTAL TREASURY CONTRACTS					(2,820,915)

TOTAL PURCHASED					(3,381,288)

Sold
Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	74	June 2021	13,016,272	98,481	98,481
TOTAL FUTURES CONTRACTS					$(3,282,807)

The notional amount of futures purchased as a percentage of Net Assets is 30.3%

The notional amount of futures sold as a percentage of Net Assets is 2.9%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
CAD	20,000	USD	15,906	Royal Bank Of Canada	4/1/21	$8
EUR	179,000	USD	210,088	Citibank, N.A.	4/1/21	(175)
CAD	149,000	USD	118,723	JPMorgan Chase Bank, N.A.	4/12/21	(157)
CAD	302,000	USD	240,195	Royal Bank Of Canada	4/12/21	120
EUR	1,211,000	USD	1,462,801	Citibank, N.A.	4/12/21	(42,455)
EUR	510,000	USD	608,408	Citibank, N.A.	4/12/21	(10,244)
EUR	119,000	USD	140,145	JPMorgan Chase Bank, N.A.	4/12/21	(573)
EUR	194,000	USD	230,998	Royal Bank Of Canada	4/12/21	(3,461)
EUR	397,000	USD	473,745	State Street Bank and Trust Co	4/12/21	(8,116)
EUR	215,000	USD	255,155	State Street Bank and Trust Co	4/12/21	(2,988)
GBP	4,801,000	USD	6,690,837	JPMorgan Chase Bank, N.A.	4/12/21	(72,021)
GBP	1,213,000	USD	1,671,225	JPMorgan Chase Bank, N.A.	4/12/21	1,056
GBP	312,000	USD	428,357	JPMorgan Chase Bank, N.A.	4/12/21	1,777
GBP	233,000	USD	323,624	State Street Bank and Trust Co	4/12/21	(2,402)
GBP	327,000	USD	457,108	State Street Bank and Trust Co	4/12/21	(6,295)
USD	83,907	AUD	109,000	JPMorgan Chase Bank, N.A.	4/12/21	1,112
USD	89,175	CAD	113,000	CIBC	4/12/21	(745)
USD	80,964	CAD	101,000	Citibank, N.A.	4/12/21	593
USD	149,463	CAD	189,000	JPMorgan Chase Bank, N.A.	4/12/21	(933)
USD	38,712	CAD	49,000	JPMorgan Chase Bank, N.A.	4/12/21	(280)
USD	84,758	CAD	106,000	State Street Bank and Trust Co	4/12/21	409
USD	226,503	EUR	190,000	BNP Paribas S.A.	4/12/21	3,658
USD	132,139	EUR	111,000	BNP Paribas S.A.	4/12/21	1,950
USD	61,916	EUR	52,000	BNP Paribas S.A.	4/12/21	927
USD	2,276,355	EUR	1,906,000	BNP Paribas S.A.	4/12/21	40,864
USD	186,219	EUR	158,000	BNP Paribas S.A.	4/12/21	906
USD	358,840	EUR	306,000	BNP Paribas S.A.	4/12/21	(59)
USD	179,613	EUR	153,000	Citibank, N.A.	4/12/21	164
USD	145,454,165	EUR	120,306,000	Citibank, N.A.	4/12/21	4,350,827
USD	274,789	EUR	230,000	Goldman Sachs Bank USA	4/12/21	5,029
USD	86,855	EUR	73,000	JPMorgan Chase Bank, N.A.	4/12/21	1,236
USD	307,292	EUR	259,000	State Street Bank and Trust Co	4/12/21	3,518
USD	550,931	EUR	467,000	State Street Bank and Trust Co	4/12/21	3,201
USD	969,121	EUR	804,000	State Street Bank and Trust Co	4/12/21	26,133
USD	153,688	GBP	110,000	BNP Paribas S.A.	4/12/21	2,039
USD	193,524	GBP	140,000	Goldman Sachs Bank USA	4/12/21	516
USD	80,742,852	GBP	57,795,000	JPMorgan Chase Bank, N.A.	4/12/21	1,064,777
USD	4,824,980	GBP	3,498,000	JPMorgan Chase Bank, N.A.	4/12/21	2,523
USD	355,315	GBP	257,000	State Street Bank And Tr Co	4/12/21	1,007
USD	3,810,072	GBP	2,748,000	State Street Bank And Tr Co	4/12/21	21,589
USD	71,118,000	EUR	58,616,216	JPMorgan Chase Bank, N.A.	4/22/21	2,354,516
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$7,739,551
					Unrealized Appreciation	7,890,455
					Unrealized Depreciation	(150,904)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 5,250,000	$(159,274)	$110,958	$(48,316)
Assicurazioni Generali SpA	Jun. 2026	BNP Paribas S.A.	(1%)	Quarterly	EUR 1,700,000	(49,730)	44,678	(5,052)
Assicurazioni Generali SpA	Jun. 2026	BNP Paribas S.A.	(1%)	Quarterly	EUR 2,000,000	(58,506)	52,361	(6,145)
BMW Finance NV	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 3,650,000	(128,783)	116,948	(11,835)
Barclays PLC	Jun. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 3,700,000	(98,079)	99,010	931
Daimler AG	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 3,700,000	(104,433)	92,529	(11,904)
Deutsche Bank AG	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 3,750,000	(4,632)	8,074	3,442
Gas Natural Capital Markets SA	Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,800,000	(22,516)	8,620	(13,896)
Sanpaolo SpA	Jun. 2026	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR 3,700,000	(80,403)	73,177	(7,226)
Shell International Finance BV	Jun. 2026	Citibank, N.A.	(1%)	Quarterly	EUR 3,650,000	(129,266)	132,235	2,969
Standard Chartered Bank	Jun. 2022	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 920,000	(11,052)	(3,467)	(14,519)
Volvo Treas AB	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 850,000	(23,364)	13,624	(9,740)

TOTAL CREDIT DEFAULT SWAPS						$(870,038)	$748,747	$(121,291)

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,521,655 or 7.2% of net assets.

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,987,305.

 (g) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$8,216
Total	$8,216

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Directors (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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